SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

Form 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 29, 1999
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada                                                      1-10714                                               62-1482048
(State or Other                                                  (Commission File Number)                                           (I.R.S. Employer
Jurisdiction of Incorporation)                                                                                   Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of Principal Executive Offices)(Zip Code)

(901) 495-6500
(Registrant's Telephone Number, Including Area Code)

(Not applicable)
(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On September 29, 1999, AutoZone, Inc., made the announcement attached as Exhibit 99.1 to this Current Report.

Item 7. Financial Statements and Exhibits

(c) Exhibits

        99.1     Press Release dated September 29, 1999

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                  AUTOZONE, INC.

Date: September 30, 1999                                                             By: /s/ Robert J. Hunt
                                                                                                              Robert J. Hunt
                                                                                                              Executive Vice President
                                                                                                              & Chief Financial Officer

EXHIBIT INDEX

            99.1         Press Release dated September 29, 1999